UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2009

INTERNATIONAL GAME TECHNOLOGY

(Exact name of Registrant as specified in its charter)

Nevada	001-10684	88-0173041
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9295 Prototype Drive, Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

(775) 448-7777

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 6, 2009, International Game Technology (the “Company”) issued a press release announcing its pricing of $725 million principal amount of its 3.25% Convertible Notes (the “Notes”) due 2014 in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.  The Company also granted the initial purchasers an option to purchase up to an additional $125 million aggregate principal amount of Notes within 13 days from the first issue date of the Notes solely to cover over-allotments.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press Release dated May 6, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

Date: May 6, 2009	By:	/s/ Patrick Cavanaugh
Patrick Cavanaugh
Executive Vice President
Chief Financial Officer

Exhibit Index

Exhibit	Description of Exhibit
99.1	Press Release dated May 6, 2009